Exhibit 99.2

Jet.AI Announces $5 Million SPV Economic Interest in xAI (SpaceX)

LAS VEGAS, NV, April 08, 2026 (GLOBE NEWSWIRE) — Jet.AI Inc. (“Jet.AI” or the “Company”) (Nasdaq: JTAI), an emerging provider of high-performance GPU infrastructure and AI cloud services, today announced a $5 million strategic investment intended to provide an economic interest in SpaceX and its related subsidiaries, including but not limited to x.AI / Grok, Starlink, and X / Twitter. The investment was made through a Special Purpose Vehicle (“SPV”) that held equity in xAI, prior to x.AI’s recent acquisition by SpaceX.

The investment is intended to reinforce Jet.AI’s strategic pivot toward AI infrastructure and to gain economic exposure into SpaceX and xAI’s potential performance and growth. Beyond xAI’s focus on data centers and AI systems like Grok, SpaceX is working to reduce the cost of sending cargo to space, to make an orbiting solar-powered data center a realistic and cost-efficient possibility. Jet.AI believes exposure to and economic interest in SpaceX and xAI’s technology and development trajectory aligns with Jet.AI’s long-term focus on and pivot towards high-performance AI systems and infrastructure. The Company also believes this investment may provide a potential liquidity event involving SpaceX, such as a public offering.

SpaceX Prospective IPO Size and Valuation

It has been widely reported that SpaceX has confidentially filed for an initial public offering (IPO) with the SEC, setting the stage for what could be the largest IPO in history.

Third party reports indicate the company is targeting a valuation of $1.75 trillion to more than $2 trillion at listing. This would represent a sharp increase from its ~$800 billion private valuation in late 2025 and the $1.25 trillion combined valuation after its merger with xAI in early 2026.

Market speculation is that the IPO would be expected to raise as much as $75 billion in new capital (with some earlier estimates around $50 billion). This would dwarf the current record holder, Saudi Aramco’s $29.4 billion IPO in 2019.

●	At a ~$1.75T–$2T valuation, the offering size positions SpaceX as potentially the first “10-figure” (trillion-dollar scale) IPO by market debut value.

●	Up to 30% of shares could be allocated to retail investors (far above the typical 5–10%), with plans for a special event hosting ~1,500 retail investors on June 11.

Prospective Timeline

●	Prospectus expected in late May 2026.

●	Roadshow targeted for the week of June 8, 2026.

●	Potential listing in June or July 2026.

These details remain fluid - final pricing, exact size, and timing will depend on investor demand, market conditions, and regulatory review.

About Jet.AI

Jet.AI Inc. is a technology-driven company focused on deploying artificial intelligence tools and infrastructure to enhance decision-making, efficiency, and performance across complex systems. The Company is listed on the Nasdaq Capital Market under the ticker symbol “JTAI”.

Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, with respect to the products and services offered by Jet.AI and the markets in which it operates, Jet.AI’s projected future results, and Jet.AI’s perception of market conditions. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and Jet.AI assumes no obligation and does not intend to update or revise these forward-looking statements, whether because of new information, future events, or otherwise, except as provided by law.

Jet.AI Investor Relations:

Gateway Group, Inc.
949-574-3860
Jet.AI@gateway-grp.com